UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Puissant Industries, Inc. (Exact name of registrant as specified in its charter)

Florida	27-0543309
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

3701 Edmonton Road, P.O. Box 351, Columbia, Kentucky	42728
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class to be so registered	Name of each exchange on which each class is to be registered
None	None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value
(Title of class)

Item 1. Description of Registrant’s Securities to be Registered.

The description of securities contained in Puissant Industries, Inc.'s  Registration Statement on Form S-1 filed with the  Securities and Exchange Commission on October 25, 2011, (File No. 333-174222),  declared effective on October 28, 2011, is incorporated by reference into this registration statement.

Item 2. Exhibits.

Exhibit	Item

3.1	Articles of Incorporation (restated) - State of Florida (filed as Exhibit 3.4 to the Company’s registration statement on Form S-1 as filed on May 15, 2011, and incorporated by reference herein)

3.2	Amended By-Laws (filed as Exhibit 3.5 to the Company’s registration statement on Form S-1 as filed on May 16, 2011, and incorporated by reference herein)

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SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Puissant Industries, Inc.

Dated: May 29, 2012	/s/ Mark Holbrook
Mark Holbrook Chief Executive Officer

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